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                                   Exhibit 23

                                                       [ARTHUR ANDERSEN LOGO]


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Three-Five Systems, Inc.:


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Three-Five Systems, Inc. and subsidiaries' previously filed Registration Statement File Nos. 333-87875, 33-88706, 333-57933, 33-77600, 33-76090, 33-36968, 333-32795 and 333-50689.


                                                         /s/ Arthur Andersen LLP


Phoenix, Arizona,
  March 8, 2000.